UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2006

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our lending program and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates and changes in the relative differences between short- and long-term interest rates, levels of nonperforming assets and other loans of concern, and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below is material to be presented at ITLA Capital Corporation's Annual Meeting of Stockholders on August 2, 2006.

TRANSCRIPT OF PRESENTATION

(CHARTS REFERENCED IN TRANSCRIPT APPEAR IMMEDIATELY FOLLOWING TRANSCRIPT)

(GRAPHICS)

performance

Function: noun the complete or exact fulfillment of a contract, promise, or obligation.

squared

1. a rectangular space enclosed by streets and occupied by buildings; a block.

2. Characterized by block like solidity or sturdiness.

3. Honest; direct: a square answer.

4. Just; equitable: a square

5. Having all accounts settled; even.

6. In a straightforward manner, firmly.

7. Directly; straight.

8. The product obtained when a number or quantity is multiplied by itself: To raise (a number or quantity) to the second power.

(GRAPHICS)

ITLA ... solid...firmly positioned... directly focused.

(VO) ITLA Capital Corporation...solid...firmly positioned, directly focused.

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(GRAPHICS) PERFORMANCE 2

George Haligowski
Chairman of the Board
President and CEO

George Haligowski: What is performance? What separates one financial institution from another? Is it profitability? Growth? Financial stability? Shareholder value? We believe it is the measured relationship between all four of these execution driven parameters that have made ITLA, consistently, a stand out performer year after year. In fact we see profitability, growth, financial stability and shareholder value as the four building blocks that have uniquely defined our company's performance over the last 31 years.

(GRAPHICS)

8TH year of record profitability from core operations

28% increase in EPS over 2002, the previous Non-RAL year

$1.6 billion of loan production... 62% increase over 2004

$42 million pre-tax income

$3.1 billion balance sheet

Over $700 million of asset growth exceeding the Company's total assets of $534 million at its IPO in October 1995

20% net income increase

$4.04 earnings per share

Total assets exceed $3.0 billion for the first time in the Company's 31 year history

Outperformed NASDAQ composite index in excess of 330% since 2000

20% net income increase

28 locations in 16 states

Established Eastern area regional sub-headquarters in New York City

$24 million after tax net income

(GRAPHICS)

Visual of Time Square, branch shot, NY shot

28% increase in EPS, over 2002 the previous Non-RAL year

$1.6 billion of loan production... 62% increase over 2004

(GRAPHICS) George Haligowski

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(GRAPHICS) NATIONAL COMMERCIAL REAL ESTATE LENDING PLATFORM

SQUARE 1: George Haligowski: As we enter our 4th decade of operation, 2005 marked the successful continuation of our transformation from our origins in the thrift and loan industry to a regional bank with a national commercial real estate lending platform.

(GRAPHICS)

SQUARE 2: George Haligowski: Because of this underlying growth strategy, we are now no longer simply a west coast institution.

(GRAPHICS) OCTOBER 2005 OPENED EAST COAST HQ AT 7 TIMES SQUARE, NEW YORK

SQUARE 3: George Haligowski: In October 2005 Imperial Capital Bank opened its East cost headquarters at 7 Times Square in New York City.

(GRAPHICS)

SQUARE 4: George Haligowski: New York is after all the financial center of the world and is a key element in our national expansion strategy.

(GRAPHICS) MANAGE AND SUPPORT ALL EAST COAST COMMERCIAL REAL ESTATE LENDING EFFORTS

SQUARE 5: George Haligowski: Our New York sub-headquarters will manage and support all our East Coast commercial real estate lending efforts and provide the expertise and customer service that our clientele have come to expect from us on the West Coast.

(GRAPHICS) LOAN PORTFOLIO GROWN BY 40%

RECORD BREAKING $1.6 BILLION

SQUARE 6: George Haligowski: With our expanding national footprint we continue to gain momentum with a loan portfolio which has grown by 40% during this last year with loan originators reaching a record breaking $1.6 billion dollars. These accomplishments are a tribute to our loan production team and their resilience in the face of the current competitive market conditions.

(GRAPHICS) PERFORMANCE 2 PROFITABILITY

Lyle C. Lodwick
Executive Managing Director
Chief Operating Officer

SQUARE 1: Lyle Lodwick: 2005 was remarkable because ITLA had its highest level of core earnings in its three decade plus history.

(GRAPHICS) EXCEPTIONAL PROFITS

FAVORABLE EFFICIENCY RATIO

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SQUARE 2: Lyle Lodwick: We also continue to drive exceptional profits and maintain a favorable efficiency ratio compared to our peer group.

(GRAPHICS) FIRST CHART APPEARING AFTER TRANSCRIPT: NET INCOME

$24 MILLION IN NET INCOME

$4.04 PER SHARE EXCEEDING WALL STREET ANALYST CONSENSUS

SQUARE 3: Lyle Lodwick: With our 8th straight year of record profitability from core operations, reporting $24 million in net income, ITLA delivered $4.04 per share earnings, exceeding Wall Street analyst consensus.

(GRAPHICS) 20% AND 28% INCREASE NET INCOME AND EPS, RESPECTIVELY, OVER 2002

SQUARE 4: Lyle Lodwick: This resulted in a 20 and 28 percent increase in net income and earnings per share, respectively, over 2002, the previous Non-RAL year.

(GRAPHICS) PERFORMANCE 2 GROWTH

Maria P. Kunac
Senior Managing Director
Chief Lending Officer

(GRAPHICS)

SQUARE 1: Maria Kunac: Continuing our growth strategy from a regional bank to a national commercial real estate lender, ITLA expanded its national lending platform in 2005, now serving a growing customer base through twenty-seven lending offices located in

(GRAPHICS) SECOND CHART FOLLOWING TRANSCRIPT: BANK OFFICES MAP

SQUARE 2:: Maria Kunac: California, SQUARE 3: Nevada, SQUARE 4: Arizona, SQUARE 5: Utah, SQUARE 6: Texas, SQUARE 7: the Southeast, SQUARE 8: the Mid-Atlantic states, SQUARE 9: the Ohio Valley, SQUARE 10: the Metro New York area, SQUARE 11: and New England.

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(GRAPHICS) AREA BREAKDOWN AS OF DECEMBER 31, 2005

Branch Locations

Beverly Hills, Costa Mesa, Encino, Glendale, Carson City, San Diego, San Francisco

Loan Origination Offices

Santa Monica, Walnut Creek, Woodland Hills, Century City, Scottsdale, Draper, Austin, Houston, Dalls.Ft. Worth, Akron, Youngstown, Columbia, Boynton Beach, Atlanta, Memphis, Fairfield, Red Bank, New York, Philadelphia, Boston, Sacramento

(GRAPHICS) THIRD CHART FOLLOWING TRANSCRIPT: LOAN PRODUCTION

(GRAPHICS) HIGHEST ANNUAL LOAN PRODUCTION

$1.6 BILLION COMPARED TO $1.0 BILLION

A 62% increase over 2004

SQUARE 3 over chart 3: Maria Kunac: As we further develop our loan origination and credit quality skills to enter new markets, 2005 marked the highest annual loan production in the Company's 31 year history with an unprecedented $1.6 billion for the year ending December 31, 2005 compared to $1 billion for the same period in the previous year. A 62% increase over 2004.

(Graphics) performance 2 Financial Stability

Norval L. Bruce
Vice Chairman of the Board
Chief Credit Officer

(GRAPHICS) $3.1 BILLION DECEMBER 31, 2005

$700 MILLION ASSET GROWTH

$534 MILLION AT IPO

SQUARE 1 over chart 4: Norval Bruce: Consistently profitable and growing since going public more than ten years ago, total assets reached $3.1 billion for the first time in the Company's 31 year history with over $700 million of asset growth occurring during 2005 alone, exceeding the Company's total assets of $534 million at its IPO in October 1995.

(GRAPHICS) FOURTH CHART FOLLOWING TRANSCRIPT: Asset Growth-total assets

(graphics) LOAN PRODUCTION TOTALING $7 BILLION

ONLY 38 BASIS POINTS OF CUMULATIVE LOSSES

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SQUARE 2: Demonstrating ITLA superior credit quality performance, ICB has originated $7 billion of Commercial Real Estate Loans during our tenure as a public company with only 38 basis points of cumulative losses since our IPO in October 1995.

Phillip Lombardi
Senior Managing Director
Chief of Lending Operations

(GRAPHICS) 41% OUTSIDE OF CALIFORNIA

Phil Lombardi: Maintaining our primary focus on commercial and multi-family real estate lending, 41% of ICB outstanding real estate loans are secured by properties outside of California underscoring the improved geographic diversity of our loan portfolio as a result of our national commercial real estate lending platform.

(GRAPHICS) PERFORMANCE 2 SHAREHOLDER VALUE

Timothy M. Doyle
Executive Managing Director
Chief Financial Officer

(GRAPHICS) SHARES INCREASED 290% WHILE NASDAQ HAS FALLEN 46%

(GRAPHICS) FIFTH CHART FOLLOWING TRANSCRIPT: ITLA STOCK VS NASDAQ

SQUARE 1 over chart: Tim Doyle: Since January 2000 ITLA shares have increased by over 290% and outperformed the NASDAQ index by 330%. Despite this increase in share price, ITLA shares are still trading at a price/earnings ratio below our peer group and represent an attractive option for investors.

(GRAPHICS) ITLA STOCK REPURCHASE PROGRAM 3.3 MILLION SHARES RETURNING $90 MILLION TO SHAREHOLDERS

SQUARE 2: Tim Doyle: Since inception, approximately 3.3 million shares have been repurchased through our stock buy-back program, returning approximately $90 million to shareholders, effectively retiring the Company entire paid-in capital through December 31, 2005.

(GRAPHICS) SIXTH CHART FOLLOWING TRANSCRIPT: MARKET CAP CHART

(GRAPHICS) $55 MILLION AT IPO IN 1995

$275 MILLION/$200 MILLION

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SQUARE 3 over chart: Tim Doyle: ITLA continues to drive shareholder value through sustained profitability, asset growth and financial stability as evidenced by the growth in market capitalization from $55 million at our IPO in October 1995 to approximately $275 million at December 31, 2005. This represents over $200 million of shareholder value creation during our tenure as a public company.

(GRAPHICS) PERFORMANCE 2 GEORGE HALIGOWSKI

(GRAPHICS) EFFECTIVELY DEPLOYED EXCESS CAPITAL

DEVELOPING OUR REGIONAL DEPOSIT FRANCHISE

George Haligowski: 2005 has been a noteworthy year. We have effectively deployed our excess capital, which has contributed to our growth in net income and earnings per share. We have made a significant investment in our national expansion and are now realizing returns from that effort. We believe the bank national expansion will create significant shareholder value as we continue to work towards developing our regional deposit franchise.

(GRAPHICS) GROUP SHOT featuring George W. Haligowski, Chairman of the Board -President and CEO Then Norval L. Bruce, Vice Chairman of the Board Chief Credit Officer Timothy M. Doyle, Executive Managing Director Chief Financial officer Lyle C. Lodwick, Executive Managing Director Chief Operating Officer Maria P. Kunac, Senior Managing Director Chief Lending Officer Phillip Lombardi, Senior Managing Director Chief of Lending Operations David Hunt, Managing Director Business Lending Credit Scott Wallace, Managing Director Finance and Treasurer

George Haligowski: We will continue to focus on our expanding marketplace and deliver our niche products to new markets nationwide. In this context, the company has been extremely resilient in a very competitive and challenging economic environment and I am pleased that we have been able to once again deliver record profits in our 31st year as a financial institution.

(GRAPHICS) ITLA=PERFORMANCE 2

V.O. Announcer: Transforming enterprises Facilitating Growth Providing Opportunities Building Businesses. ITLA High performance Banking...SQUARED.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	August 2, 2006	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

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